INVESTOR DECK March 4, 2015 LIKE NO OTHER Exhibit 99.2

DISCLAIMER
FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,”
“expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our limited operating history as an integrated company; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale;
impairment of investment securities, goodwill, other intangible assets or deferred tax assets; risks related to our asset management business; our risk management strategies;
environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the obligations associated with being a public company; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer
Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit
Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; increases in our capital requirements; and risk retention requirements under the Dodd-Frank Act.
While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are
cautioned not to place undue reliance on such statements.   Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.
NON-GAAP FINANCIAL MEASURES
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of the presentation. See page 17 of this presentation for additional information. Numbers in this presentation may not sum due to rounding.
Unless otherwise referenced, all data presented is as of 12/31/2014.

(1)
Triumph Savings Bank, SSB d/b/a Triumph Commercial Finance;
(2)
Triumph Community Bank N.A. d/b/a Triumph Healthcare Finance;
(3)
Advance Business Capital LLC d/b/a Triumph
Business Capital;
(4)
Number of states represents states with branches, loan production offices or sales personnel;
(5)
492.5 full time equivalent employees.
PLATFORM OVERVIEW
$1.4
billion
in assets
states
(4)
12
517
team
members
(5)
(1)
(3)
(2)
Headquartered in Dallas, Texas, Triumph Bancorp, Inc. (NASDAQ: TBK) is a financial holding company with a diversified line of community banking, commercial finance and asset management activities. www.triumphbancorp.com

HOW WE GO TO MARKET
Community
Banking
Factoring
Asset Based
Lending
Equipment
Finance
Asset
Management
Commercial Finance
Focused on
reaching our
communities
through service,
selling and
saturation
Emphasis on long-
term customer
relationships
Demonstrated ability
to work with clients
throughout
economic cycles
Focused on cross-
selling additional
products and
services to enhance
relationships
A bank for all
people, committed
to their financial
goals in every stage
of life
Offered at our
Triumph Business
Capital subsidiary
and at Triumph
Savings Bank under
our Triumph
Commercial Finance
brand
Following over 10
years in the
business, Triumph
Business Capital is
among the largest
and most respected
discount factors in
the transportation
sector
Expanding
operations into
staffing, distribution
and other sectors
Offered under our
Triumph
Commercial Finance
and Triumph
Healthcare Finance
brands
Decades of
experience in our
leadership team
that has a proven
track record in credit
discipline
Specialized industry
expertise in
healthcare ABL
Relationship-based
lending built around
knowing our clients
and their businesses
Offered under our
Triumph
Commercial Finance
brand
National lending
platform focused on
transportation,
construction, and
waste management
Multi-use collateral
with a broad and
active resale
market, revenue
producing, long
economic life and
low risk of
obsolescence
Direct sales model
built on long term
relationships, many
going back over 10
years
Offered through
Triumph Capital
Advisors
$1.7 billion in assets
under management,
including active
CLOs and
warehouse assets
as of 03/03/15
Focuses on issuing
and managing
collateralized loan
obligations (CLOs)
Led by a team with
decades of
experience who has
been involved in the
issuance of nearly
$30 billion of CLOs
4 CLOs under
management and 1
CLO currently in
warehouse as of
03/03/15

Purchased Triumph Healthcare Finance asset
based lending group
Triumph Capital Advisors issued two CLOs
and began warehousing a third
Triumph Community Bank $12.6 million pretax
branch sale gain
Completed initial public offering raising net
proceeds of $83.8 million
Named one of the Best Companies to Work
for in TEXAS in 2015 by the Texas
Association of Business, after being named
a Best Place to Work in Dallas in 2013 and
2014 by the Dallas Business Journal
$16.9 million
Net income to common stockholders
2014 HIGHLIGHTS
LOANS
14.2%
$124.8 million
loan growth
DEPOSITS
11.5%
$120.4 million
deposit growth
ROA
1.46%
Return on
Assets
TCE/TA
14.0%
Tangible Common
Equity / Tangible
Assets

FINANCIAL HIGHLIGHTS
(1) The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance.
(2) Asset quality ratios exclude loans held for sale
Key Metrics
Dec 31, Sep 30, Jun 30, Mar 31, Dec 31,
2014 2014 2014 2014 2013
Performance ratios - annualized
Return on average assets 0.78% 3.01% 0.88% 1.19% 3.99%
Return on average tangible common equity (ROATCE)
(1)
5.11% 34.26% 8.98% 13.00% 48.88%
Yield on loans 8.98% 8.66% 8.83% 9.17% 9.38%
Cost of total deposits 0.52% 0.48% 0.42% 0.43% 0.47%
Net interest margin
(1)
6.58% 6.69% 6.58% 6.85% 6.68%
Net noninterest expense to average assets
(1)
4.44% 4.48% 3.99% 3.92% 3.82%
Efficiency ratio
(1)
78.58% 78.29% 71.78% 69.40% 69.06%
Asset Quality
(2)
Nonperforming assets to total assets 1.73% 2.05% 1.82% 1.86% 2.03%
ALLL to total loans 0.88% 0.75% 0.67% 0.58% 0.41%
Net charge-offs to average loans 0.03% 0.03% 0.01% (0.01%) 0.02%
Capital
Tier 1 capital to average assets 15.92% 12.20% 11.00% 11.89% 12.87%
Tier 1 capital to risk-weighted assets 19.56% 14.59% 12.66% 14.32% 14.11%
Total capital to risk-weighted assets 20.35% 15.27% 13.22% 14.78% 14.47%
Market
Book value per share
12.68 $        14.18 $       13.23 $       12.94 $       12.60 $
Tangible book value per share
(1)
11.06 $        11.17 $       10.08 $       10.12 $       9.70 $
Basic earnings per common share
0.14 $          0.96 $         0.23 $         0.32 $         1.17 $
Diluted earnings per common share
0.14 $          0.91 $         0.23 $         0.32 $         1.12 $
As of and For the Three Months Ended

REAL ESTATE
Commercial Real Estate
Construction, Land  & Development
1-4 Family Residential
Farmland
COMMERCIAL
CONSUMER
MORTGAGE WAREHOUSE
Loans HFI = $1,005.9
million
4Q14 Yield = 8.98%
GAAP
(1)
Chart data labels – dollars in millions
(1)
Adjusted yield on loans of 8.29% excluding discount accretion.
HEALTHCARE ASSET
BASED LENDING
EQUIPMENT FINANCE
FACTORED RECEIVABLES
ASSET BASED LENDING
LOAN PORTFOLIO DETAIL
Community Banking / Other Commercial Finance
62%
27%
2%
9%
$375.4
37%
$630.5
63%
28%
11%
13%
48%
249.2
$78.7
$22.5
$11.9
$55.1
$170.1
$42.9
$180.9
$106.4
$41.8
$46.4

LOAN MIX, YIELD AND GROWTH
0%
2%
4%
6%
8%
10%
12%
14%
0
200
400
600
800
1,000
1,200
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Community Banking / Other Factored receivables Equipment
Asset based lending (General) Asset based lending (Healthcare) Adjusted Loan Yields

LOAN YIELDS AND NET INTEREST MARGIN PAGE 9

DEPOSIT MIX, RATE AND GROWTH
0.0%
0.2%
0.4%
0.6%
0.8%
1.0%
1.2%
1.4%
1.6%
0
200,000
400,000
600,000
800,000
1,000,000
1,200,000
1,400,000
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Brokered deposits Certificates of deposit Interest bearing deposits
Noninterest bearing demand Cost of total deposits Cost of interest bearing deposits

NONINTEREST INCOME
Note: Excludes $12.6 million in branch sale gains in Q3 of 2014 and $9.0 million of bargain purchase gains in Q4 of 2013 for comparability purposes
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014
Service charges on deposits Card income Fee income
Asset management fees Other Noninterest income as a % of total revenue
—

NONINTEREST EXPENSE
Noninterest expense = $32.7
million
Efficiency Ratio = 73.1%
Noninterest expense = $69.2
million
Efficiency Ratio = 74.7%
Full Year 2013 Full Year 2014
Chart data labels – dollars in thousands

Salaries and
employee benefits
$20,737
Occupancy,
furniture and
equipment
$2,465
Professional fees
$2,460
Advertising and
promotion
$682
Communications
and technology
$1,413
Other
$4,967
Salaries and
employee benefits
$42,131
Occupancy,
furniture and
equipment
$5,474
Professional fees
$3,574
Advertising and
promotion
$2,594
Communications
and technology
$3,748
Other
$11,681

ASSET QUALITY

-0.1%
0.0%
0.1%
0.2%
0.3%
0.4%
0.5%
0.6%
(200)
-
200
400
600
800
1,000
1,200
1,400
1,600
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Net Chargeoffs (NCOs) NCOs / Average Loans
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
-
5.0
10.0
15.0
20.0
25.0
30.0
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Non-Performing Assets (NPAs) NPAs / Assets

Coverage Analysts:
Brad Milsaps - Sandler O’Neill & Partners
John Pancari - Evercore ISI
Jared Shaw - Wells Fargo Securities, LLC
Jefferson Harrelson - Keefe, Bruyette and Woods
Bill Carcache - Nomura Securities International
INVESTMENT CONSIDERATIONS
• We are an entrepreneurial financial services company that seeks to balance financial returns with franchise value creation
• We prefer to spread our risk all along the economic continuum (start-ups to mature businesses) through a variety of community banking and commercial finance products and services
• We provide bundled services (insurance, treasury management, etc.) which contribute to operational efficiency, client retention and relational pricing power
• We leverage a highly experienced, well respected executive leadership team who has “been there, done that”
at much larger institutions
• Our community banking and commercial finance lending operations are built on policies, processes and, most importantly, people that have successfully navigated multiple credit cycles
0.85
0.90
0.95
1.00
1.05
1.10
1.15
1.20
Normalized as of  11/7/2014 through 12/31/2014
TBK BKX Index CBNK Index

APPENDIX LIKE NO OTHER

OIL AND GAS DETAIL
As part of our ongoing operations, Triumph lends in the energy space in Texas and across the nation.  Our activities consist of indirect transactions with short durations or to customers borrowing on mostly multi-use assets.  We do not participate in production or reserve based lending.
ASSET BASED LENDING
We have approximately $16.4 million in exposure to energy
related clients.  These loans are mostly working capital
loans where we maintain dominion of cash.  We typically
average less than 45 days exposure with these clients.
COMMUNITY BANKING
We currently do not have any material exposure in our
community banking portfolio.
FACTORING
We have exposure and factor approximately $20.5 million
for transportation clients who haul for energy related
account debtors.  A small portion of these provide
miscellaneous oilfield services unrelated to trucking
(roustabout, welding, tank cleaning, etc.).  We perform
regular credit checks on the account debtors and average
between 60 and 74 days exposure.
EQUIPMENT
We have approximately $26.3 million in exposure to energy
related clients.  Most of these loans are secured by multi-
use equipment not directly tied to the energy industry, such as trucks, trailers and cranes for which there is a robust
secondary market.

NON-GAAP FINANCIAL
RECONCILIATION
Metrics and non-GAAP financial reconciliation
Dec 31, Sep 30, Jun 30, Mar 31, Dec 31,
(Dollars in thousands, except per share amounts) 2014 2014 2014 2014 2013
Net income available to common stockholders 2,021 $            9,495 $            2,285 $            3,148 $            11,318 $
Average tangible common equity 156,888 109,944 102,107 98,198 91,865
Return on average tangible common equity (ROATCE)
5.11% 34.26% 8.98% 13.00% 48.88%
Efficiency ratio:
Net interest income 21,329 $          20,395 $          19,881 $          18,855 $          17,358 $
Noninterest income
3,721 15,804 2,633 2,609 11,522
Operating revenue
25,050 36,199 22,514 21,464 28,880
Less: gain on branch sale — 12,619 — — —
Less: bargain purchase gain — — — — 9,014
Adjusted operating revenue
25,050 $          23,580 $          22,514 $          21,464 $          19,866 $
Total noninterest expenses 19,685 $          18,461 $          16,160 $          14,896 $          14,657 $
Less: merger and acquisition expenses — — — — 938
Adjusted noninterest expenses
19,685 $          18,461 $          16,160 $          14,896 $          13,719 $
Efficiency ratio
78.58% 78.29% 71.78% 69.40% 69.06%
Net noninterest expense to average assets ratio:
Total noninterest expenses 19,685 $          18,461 $          16,160 $          14,896 $          14,657 $
Less: merger and acquisition expenses
— — — — 938
Less: noninterest income, excluding gain on branch sale and bargain purchase gain
3,721 3,185 2,633 2,609 2,508
Adjusted net noninterest expenses 15,964 $          15,276 $          13,527 $          12,287 $          11,211 $
Average total assets 1,427,475 1,354,207 1,359,503 1,271,024 1,164,758
Net noninterest expense to average assets ratio
4.44% 4.48% 3.99% 3.92% 3.82%
As of and For the Three Months Ended

NON-GAAP FINANCIAL
RECONCILIATION
Metrics and non-GAAP financial reconciliation (cont'd)
Dec 31, Sep 30, Jun 30, Mar 31, Dec 31,
($ in thousands, except per share amounts)
2014 2014 2014 2014 2013
Reported yield on loans 8.98% 8.66% 8.83% 9.17% 9.38%
Effect of accretion income on acquired loans (0.69%) (0.63%) (1.08%) (1.44%) (1.69%)
Adjusted yield on loans
8.29% 8.03% 7.75% 7.73% 7.69%
Reported net interest margin 6.58% 6.69% 6.58% 6.85% 6.68%
Effect of accretion income on acquired loans (0.53%) (0.50%) (0.84%) (1.12%) (1.25%)
Adjusted net interest margin
6.05% 6.19% 5.74% 5.73% 5.43%
Total stockholders' equity 237,509 $   149,931 $   140,027 $   137,184 $   133,600 $
Less: Preferred stock liquidation preference 9,746 9,746 9,746 9,746 9,746
Total common stockholders' equity
227,763 140,185 130,281 127,438 123,854
Less: Goodwill and other intangibles
29,057 29,783 31,043 27,792 28,518
Tangible common stockholders' equity 198,706 $   110,402 $   99,238 $     99,646 $     95,336 $
Common shares outstanding 17,963,783 9,886,778 9,845,819 9,846,096 9,832,585
Tangible book value per share
11.06 $       11.17 $       10.08 $       10.12 $       9.70 $
Total assets at end of period 1,447,898 $ 1,347,798 $ 1,407,072 $ 1,297,110 $ 1,288,239 $
Less: Goodwill and other intangibles 29,057 29,783 31,043 27,792 28,518
Adjusted total assets at period end 1,418,841 $ 1,318,015 $ 1,376,029 $ 1,269,318 $ 1,259,721 $
Tangible common stockholders' equity ratio
14.00% 8.38% 7.21% 7.85% 7.57%
As of and For the Three Months Ended